SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

         Amendment to Revolving Credit Agreement ("Amendment"), dated as of April 6, 1995 (the "Amendment Date"), by and among LENNAR CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), THE SUBSIDIARIES OF THE COMPANY LISTED IN SCHEDULE I (said Subsidiaries, together with the Company, hereinafter individually and collectively referred to as the "Borrower") to the Credit Agreement (as hereinafter defined), THE LENDERS LISTED IN SCHEDULE II TO THE CREDIT AGREEMENT (hereinafter such lenders, together with any additional lenders as provided in Section 2.21 of the Credit Agreement, are collectively referred to as the "Lenders"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent, amending the Revolving Credit Agreement, dated July 29, 1994, by and among the Borrower, the Lenders and the Agent, as amended by First Amendment to Revolving Credit Agreement, dated as of January 31, 1995, among such parties (as so amended, the "Credit Agreement").

                                     RECITAL

         The Borrower has requested that the Lenders amend the Credit Agreement, and the Lenders are willing to make such amendment, all upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.

         2. MAXIMUM CREDIT FACILITIES.

            (a) The Recital on page 1 of the Credit Agreement is deleted in its entirety and replaced with the following:

         The Borrower desires to obtain from the Lenders and the Lenders are willing to provide to the Borrower revolving credit loans in an aggregate principal amount outstanding from time to time not exceeding $310,000,000, upon the terms and subject to the conditions hereinafter set forth.

            (b) Section 2.01(c) of the Credit Agreement is deleted in its entirety and replaced with the following:

         (c) Notwithstanding anything to the contrary contained in this Agreement, the maximum principal amount of outstanding Advances shall not at any time exceed $310,000,000.

            (c) Section 2.21(a) of the Credit Agreement is modified by replacing the reference therein to "$300,000,000" with "$310,000,000".

            (d) The Commitment set forth alongside the name of each Lender on the signature page of this Amendment bearing the name of such Lender shall reflect the Commitment of such Lender under the Credit Agreement.

         3. JOINDER AND ASSUMPTION.

            (a) ADDITIONAL SUBSIDIARY BORROWERS. Each Subsidiary listed on
Schedule I to this Amendment which is not listed on Schedule I to the Credit Agreement hereby joins in the Credit Agreement as one of the corporations constituting the Borrower and hereby assumes all the obligations of the Borrower thereunder, jointly and severally with the Company and all other Subsidiaries constituting the Borrower.

            (b) ADDITIONAL LENDERS. Each of the banks (a "New Lender") whose name appears on a signature page to this Amendment and which is not a party to the Credit Agreement is hereby admitted as an additional Lender under the Credit Agreement as provided in Section 2.21 of the Credit Agreement, and each such New Lender agrees, on the terms and conditions set forth in the Credit Agreement, as amended hereby, to make Loans to the Borrower from time to time in amounts not to exceed, in the aggregate at any one time outstanding, the amount of the Commitment set forth next to the name of such New Lender on its signature page to this Amendment. Contemporaneously herewith, the Borrower is executing and delivering to each New Lender a Note (each, a "Note") in the principal amount of its Commitment. Each New Lender and the Agent hereby acknowledge that the form and substance of such Note is acceptable. Notwithstanding the issuance of a Note for the entire principal amount of a New Lender's Commitment, each New Lender hereby agrees to fund its Pro Rata Share of all Loans outstanding on the Amendment Date as follows: On the Amendment Date, each New Lender is funding its Pro Rata Share of all Floating Rate Loans which are outstanding on the Amendment Date ("Amendment Date Floating Rate Loans"); subsequent to the Amendment Date each New Bank will fund its Pro Rata Share of each Eurodollar Loan outstanding on the Amendment Date, with such funding to take place on each date that a Eurodollar Interest Period expires with respect to such Eurodollar Loan. For purposes of determining a New Lender's Pro Rata Share, the Commitment of such New Lender shall be deemed at all times equal to its total Commitment as specified alongside its name on its signature page of this Amendment; PROVIDED, HOWEVER, that solely for purposes of determining a New Lender's entitlement at any time to the commitment fee pursuant to Section 2.06 of the Credit Agreement, "Commitment" shall mean at such time the amount, if any, by which (i) the New Lender's total Commitment exceeds (ii) the aggregate amount of the then outstanding Loans actually advanced by the New Lender, until such time as the New Lender shall have funded its Pro Rata Share of all outstanding Loans. To the extent that the penultimate sentence of Section 2.21(b) of the Credit Agreement is inconsistent with the provisions of this section, this section shall control.

            (c) DELETION OF SUBSIDIARY BORROWER. LGP II Holdings, Inc. is removed as of January 31, 1995 from Schedule I and shall not be a Borrower. Such corporation is deemed to be an Unconsolidated Joint Venture Subsidiary as of such date.

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Lenders and each of the documents specified in subsections (a) - (f) below (with all documents required below, except as otherwise specified, to be dated the date of receipt thereof by the Agent, which date shall be the same for all such documents, and each of such documents to be in form and substance satisfactory to the Agent), and the conditions specified in subsection (g) below shall have been satisfied:

            (a) The favorable written opinion by Mershon, Sawyer, Johnston, Dunwody & Cole, counsel for the Borrower, dated the Amendment Date, addressed to the Lenders and in form and substance satisfactory to the Agent, (i) confirming the accuracy of the representations and warranties set forth in Sections 4.01 (excluding clause (ii) thereof, and limited, in the case of clause (iii) thereof, to the jurisdictions listed under the heading "Where Qualified" in
Schedule VI to the Credit Agreement), 4.02, 4.06, 4.11, 4.12 and the second sentence of Section 4.08 of the Credit Agreement (which opinion, as to the representations set forth in clauses (ii)(b), (iii) and (iv) of Section 4.02, Sections 4.06, 4.11, 4.12 and the second sentence of Section 4.08 of the Credit Agreement, may be to the best knowledge of such counsel, and may in its entirety be limited to Florida, Arizona, Delaware, Texas and United States federal law); and (ii) to the effect that this Amendment has been duly authorized, executed and delivered by the Borrower. Such counsel may rely, in its opinion, on the opinions of special counsel to the Borrower referred to in subsection (b) below, as to matters of law of the State of Illinois, and on the opinion of Fennemore, Craig of Phoenix, Arizona as to matters of law of the State of Arizona, and the opinion of Arter & Hadden as to matters of law of the State of Texas. The Borrower hereby instructs its counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

            (b) The favorable written opinion of Rudnick & Wolfe, special counsel to the Borrower, dated the Amendment Date, that (i) no authorization, consent, approval, license or exemption of, or filing or registration with or other action by any Illinois, United States federal or Delaware governmental department, commission, board, bureau, regulatory body, agency or instrumentality or to the best knowledge of such counsel, any court is or will be necessary for the execution, delivery and performance by the Borrower of this Amendment and (ii) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the rights and remedies of the Lenders hereunder may be limited by (A) applicable bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally from time to time in effect, (B) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (C) such other qualifications expressed in the opinion provided that such qualifications are acceptable to Agent. Such counsel may rely on the opinion of counsel to the Borrower delivered pursuant to subsection (a), above, relating to the representations set forth in Sections
4.01 and 4.02 of the Credit Agreement. The Borrower hereby instructs its special counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

            (c) The favorable written opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., special counsel to the Agent and the Lenders, dated the Amendment Date, addressed to the Lenders to the effect that: while it has not independently considered the matters covered by the opinions provided pursuant to subsections (a) and (b) above, to the extent necessary to enable it to express the conclusions stated therein, those opinions of counsel and the other documents provided pursuant to this Section 4 are substantially responsive to the requirements of this Amendment.

            (d) The following supporting documents with respect to each
Borrower: (i) a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments to its certificate of incorporation since January 31, 1995; (ii) a certificate of the Secretary of State of its state of incorporation, dated as of a date reasonably close to the Amendment Date, as to its existence and (if available) good standing; (iii) a certificate of the Secretary of State of each jurisdiction, other than its state of incorporation, in which it does business, as to its qualification as a foreign corporation, dated as of a date reasonably close to the Amendment Date;
(iv) a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments thereto since January 31, 1995; (v) a certificate of its Secretary or Assistant Secretary, dated the Amendment Date, as to the incumbency and signatures of its officers who have executed any documents in connection with the transactions contemplated by this Amendment; (vi) a copy of resolutions of its Board of Directors or the Executive Committee of its Board of Directors, certified by its Secretary or Assistant Secretary to be a true and accurate copy of resolutions duly adopted by such Board of Directors or Executive Committee that are in full force and effect on the Amendment Date, authorizing the execution and delivery by it of this Amendment, and the other Loan Documents and the performance by it of all its obligations thereunder; and
(vii) such additional supporting documents and other information with respect to its operations and affairs as the Agent may reasonably request.

            (e) A certificate signed by a duly authorized officer of each Borrower stating that: (i) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are correct and accurate on and as of the Amendment Date as though made on and as of that date and (ii) no event has occurred and is continuing which constitutes an Event of Default or Unmatured Default under the Credit Agreement.

            (f) Such other documents as any Lender or its counsel may reasonably request.

            (g) There shall not have occurred any changes in the consolidated financial condition or results of operations of the Borrower from that reflected in the financial statements dated November 30, 1994 which has or reasonably could be expected to have, in the judgment of the Required Lenders, a Material Adverse Effect on the Borrower's operations, taken as a whole.

         5. LOCATION OF EXECUTION. This Amendment has been executed and delivered to the Agent in Atlanta, Georgia. The Borrower reaffirms its obligation to reimburse and indemnify the Lenders for any documentary stamp tax or other taxes which may be imposed upon the Lenders in respect of the Credit Agreement or any Loan Documents.

         6. NO OTHER MODIFICATIONS. Except as expressly amended or modified by the terms hereof, the Credit Agreement shall remain in full force and effect. This Amendment shall not affect, modify or diminish the obligations of Borrower which have accrued prior to the Amendment Date including, but not limited to, obligations to pay commitment fees and interest at the levels and rates as in effect prior to the Amendment Date.

         7. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The Borrower hereby certifies that the representations and warranties contained in the Credit Agreement continue to be true and correct and that no Event of Default or Unmatured Default has occurred.

         8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Revolving Credit Agreement to be duly executed, sealed and delivered the day and year first above written.

                                  BORROWER:

                                  LENNAR CORPORATION AND EACH OF THE
                                  SUBSIDIARIES LISTED ON SCHEDULE I OTHER
                                  THAN ATLANTIC HOLDINGS, INC.

                                  By: /s/ ALLAN J. PEKOR
                                      ------------------------------------------
                                      Allan J. Pekor as Vice President of each
                                      of such corporations

                                  Attest: /s/ MORRIS J. WATSKY
                                          --------------------------------------
                                          Morris J. Watsky as Assistant
                                          Secretary of each of such corporations

                                  ATLANTIC HOLDINGS, INC.

                                  By: /s/ ALLAN J. PEKOR
                                      ------------------------------------------
                                      Allan J. Pekor, authorized signatory

                                  Attest: /s/ LORI SMITH
                                          --------------------------------------
                                          Lori Smith, Assistant Secretary

                                  Address:
                                  Lennar Corporation
                                  700 Northwest 107th Avenue
                                  Miami, Florida 33172
                                  Attention: Leonard Miller, President

COMMITMENTS:                      LENDERS:

$40,000,000                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  Individually and as Agent

                                  By: /s/ JAMES C. ROZEK
                                      ------------------------------------------
                                      James C. Rozek, Vice President

                                  Address:
                                  The First National Bank of Chicago
                                  One First National Plaza
                                  14th Floor, Suite 0151
                                  Chicago, Illinois 60670-0151
                                  Attention: James C. Rozek, Vice President

                                  with a copy to:

                                  The First National Bank of Chicago
                                  One First National Plaza
                                  Suite 0801
                                  Chicago, Illinois 60670-0801
                                  Attention: Law Department

$35,000,000                       THE FIRST NATIONAL BANK OF BOSTON

                                  By: /s/ LINDA CARTER
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  400 Perimeter Center Terrace
                                  Suite 745
                                  Atlanta, Georgia 30346
                                  Attention: Linda Carter, Vice President

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$35,000,000                       CREDIT LYONNAIS ATLANTA AGENCY

                                  By: /s/ DAVID M. CAWRSE
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  Suite 1700
                                  235 Peachtree Street, N.E.
                                  Atlanta, Georgia 30303
                                  Attention: Pascal Seris, Vice President

                                  CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                  By: /s/ DAVID M. CAWRSE
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  c/o Credit Lyonnais Atlanta Agency
                                  Suite 1700
                                  235 Peachtree Street, N.E.
                                  Atlanta, Georgia 30303
                                  Attention: Pascal Seris, Vice President

$5,000,000                        INTERCONTINENTAL BANK

                                  By: /s/ KAREN B. GILMORE
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  6th Floor
                                  200 S.E. First Street
                                  Miami, Florida 33131
                                  Attention: Karen B. Gilmore, Senior Vice
                                             President

$35,000,000                       COMERICA BANK

                                  By: /s/ MICHAEL KRZYSTOWCZYK
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  One Detroit Center
                                  500 Woodward Avenue, 9th Floor
                                  Detroit, Michigan 48267
                                  Attention: Michael Krzystowczyk, Vice
                                             President

$35,000,000                       NATIONSBANK OF FLORIDA, N.A.

                                  By: /s/ DESPINA Z. SIBLEY
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  150 S.E. Third Avenue, Room 524
                                  Miami, Florida 33131
                                  Attention: Despina Z. Sibley, Vice President

$15,000,000                       THE FUJI BANK, LIMITED
                                  NEW YORK BRANCH

                                  By: /s/ KATSUNORI NOZAWA
                                      ------------------------------------------
                                      Norimasa Kuroda, Joint General Manager

                                  Address:
                                  Two World Trade Center, 79th Floor
                                  New York, New York 10048
                                  Attention:  Vincent Ingato, Vice President

$20,000,000                       BARNETT BANK OF SOUTH FLORIDA, N.A.

                                  By: /s/ CLAY F. WILSON
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  701 Brickell Avenue, 6th Floor
                                  Miami, Florida 33131
                                  Attention: Clay F. Wilson, Vice President

$25,000,000                       NBD BANK

                                  By: /s/ RICHARD J. JOHNSEN
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  Financial Services Division
                                  611 Woodward Avenue
                                  Detroit, Michigan 48226-3497
                                  Attention: Pat Power, Second Vice President

$30,000,000                       BANK OF AMERICA ILLINOIS

                                  By: /s/ MARK LARIVIERE
                                      ------------------------------------------

                                      ---------------------, -------------------

                                  Address:
                                  231 S. LaSalle, 15th Floor
                                  Chicago, Illinois 60697
                                  Attention: Mark Lariviere, Vice President

$15,000,000                       THE DAI-ICHI KANGYO BANK, LTD.
                                  ATLANTA AGENCY

                                  By: /s/ RYUJI NAKAMURA
                                      ------------------------------------------

                                      ----------------------, ------------------

                                  Address:
                                  Marquis Two Tower, Suite 2400
                                  285 Peachtree Center Avenue, N.E.
                                  Atlanta, Georgia 30303
                                  Attention: David Smith, First Vice President

$20,000,000                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                  ATLANTA AGENCY

                                  By: /s/ SHUSAI NAGAI
                                      ------------------------------------------

                                      ----------------------, ------------------

                                  Address:
                                  191 Peachtree Street, N.E.
                                  Suite 3600
                                  Atlanta, Georgia 30303
                                  Attention: James H. Medders, Vice President

                              SCHEDULE II - LENDERS

                       THE FIRST NATIONAL BANK OF CHICAGO,
                       THE FIRST NATIONAL BANK OF BOSTON,
                         CREDIT LYONNAIS ATLANTA AGENCY,
                      CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                             INTERCONTINENTAL BANK,
                                 COMERICA BANK,
                          NATIONSBANK OF FLORIDA, N.A.
                    THE FUJI BANK, LIMITED, NEW YORK BRANCH,
                      BARNETT BANK OF SOUTH FLORIDA, N.A.,
                                    NBD BANK
                            BANK OF AMERICA ILLINOIS
                 THE DAI-ICHI KANGYO BANK, LTD., ATLANTA AGENCY
              THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY